Exhibit 23.1

Consent of Independent Registered Public Accounting Firm

We consent to the incorporation by reference in the registration statements (No. 33-56614, No. 2-93472, No. 2-94639, No. 33-79518, No. 33-89782, No. 33-90630, No. 33-90632, No. 33-91690, No. 33-60473, No. 33-60475, No. 333-30937, No. 333-62709, No. 333-88087, No. 333-38232, No. 333-40368, No. 333-55748, No. 333-74816, No. 333-89278, No. 333-97477, No. 333-103628, No. 333-103613, No 333-112454, and No. 333-116259) on Form S-8 of Synovus Financial Corp. of our reports dated March 4, 2005, with respect to the consolidated balance sheets of Synovus Financial Corp. and subsidiaries as of December 31, 2004 and 2003, and the related consolidated statements of income, changes in shareholders’ equity, and cash flows for each of the years in the three-year period ended December 31, 2004, management’s assessment of the effectiveness of internal control over financial reporting as of December 31, 2004 and the effectiveness of internal control over financial reporting as of December 31, 2004, which reports are incorporated by reference in the December 31, 2004 annual report on Form 10-K of Synovus Financial Corp.

Our report dated March 4, 2005 on the consolidated financial statements referred to above refers to a change in the method of accounting for goodwill in 2002.

Our report dated March 4, 2005, on management’s assessment of the effectiveness of internal control over financial reporting and the effectiveness of internal control over financial reporting as of December 31, 2004, contains an explanatory paragraph that states that Synovus acquired both Trust One Bank and Peoples Florida Banking Corporation during 2004. Management excluded from its assessment of the effectiveness of Synovus Financial Corp.’s internal control over financial reporting as of December 31, 2004, Trust One Bank’s internal control over financial reporting and Peoples Florida Banking Corporation’s internal control over financial reporting. Our audit of internal control over financial reporting of Synovus Financial Corp. also excluded an evaluation of the internal control over financial reporting of Trust One Bank and Peoples Florida Banking Corporation.

Atlanta, Georgia
March 4, 2005

Consent of Independent Registered Public Accounting Firm

We consent to the incorporation by reference in the registration statements (No. 333-37403 and No. 333-104625) on Form S-3 of Synovus Financial Corp. of our reports dated March 4, 2005, with respect to the consolidated balance sheets of Synovus Financial Corp. and subsidiaries as of December 31, 2004 and 2003, and the related consolidated statements of income, changes in shareholders’ equity, and cash flows for each of the years in the three-year period ended December 31, 2004, management’s assessment of the effectiveness of internal control over financial reporting as of December 31, 2004 and the effectiveness of internal control over financial reporting as of December 31, 2004, which reports are incorporated by reference in the December 31, 2004 annual report on Form 10-K of Synovus Financial Corp.

Our report dated March 4, 2005 on the consolidated financial statements referred to above refers to a change in the method of accounting for goodwill in 2002.

Our report dated March 4, 2005, on management’s assessment of the effectiveness of internal control over financial reporting and the effectiveness of internal control over financial reporting as of December 31, 2004, contains an explanatory paragraph that states that Synovus acquired both Trust One Bank and Peoples Florida Banking Corporation during 2004. Management excluded from its assessment of the effectiveness of Synovus Financial Corp.’s internal control over financial reporting as of December 31, 2004, Trust One Bank’s internal control over financial reporting and Peoples Florida Banking Corporation’s internal control over financial reporting. Our audit of internal control over financial reporting of Synovus Financial Corp. also excluded an evaluation of the internal control over financial reporting of Trust One Bank and Peoples Florida Banking Corporation.

Atlanta, Georgia
March 4, 2005